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Exhibit 23.1

Consent of Independent Registered Public Accounting Firm

        We consent to the reference to our firm under the caption "Experts" and to the use of our reports dated April 5, 2005, in Amendment No. 3 to the Registration Statement (Form F-1 No. 333-122233) and related Prospectus of Gentium S.p.A. for the registration of 3,105,000 ordinary shares.

/s/ Reconta, Ernst & Young S.p.A.
Reconta, Ernst & Young S.p.A.
Milan, Italy
May 23, 2005

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  Exhibit 23.1
Consent of Independent Registered Public Accounting Firm